UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) Pfizer’s Annual Meeting of Shareholders was held on April 24, 2014.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-votes
Dennis A. Ausiello	4,429,512,835	42,224,116	16,411,177	869,037,171
W. Don Cornwell	4,249,141,223	222,240,877	16,776,345	869,037,171
Frances D. Fergusson	4,415,014,133	57,256,348	15,890,675	869,037,171
Helen H. Hobbs	4,435,017,252	37,850,299	15,295,402	869,037,171
Constance J. Horner	4,377,963,784	94,141,776	16,054,899	869,037,171
James M. Kilts	4,380,011,462	88,098,189	20,054,201	869,037,171
George A. Lorch	4,420,010,648	51,225,218	16,926,258	869,037,171
Shantanu Narayen	4,429,305,816	41,670,510	17,184,262	869,037,171
Suzanne Nora Johnson	4,400,824,085	67,960,352	19,370,519	869,037,171
Ian C. Read	4,321,012,579	129,821,886	37,324,299	869,037,171
Stephen W. Sanger	4,400,496,417	65,959,599	21,704,215	869,037,171
Marc Tessier-Lavigne	4,434,264,521	33,986,253	19,908,404	869,037,171

2.  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014 was approved based upon the following votes:

Votes for approval	5,265,709,410 71,855,336 19,635,794 N/A
Votes against
Abstentions
Broker non-votes

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	4,242,933,314
Votes against	195,788,864
Abstentions	49,430,064
Broker non-votes	869,037,171

4.  The proposal to approve the Pfizer Inc. 2014 Stock Plan was approved based upon the following votes:

Votes for approval	3,931,323,904
Votes against	527,114,639
Abstentions (Have the same effect as a vote against this proposal under New York Stock Exchange rules)	29,724,403
Broker non-votes	869,037,171

5. The shareholder proposal regarding the approval of political contributions policy was not approved based upon the following votes:

Votes for approval	157,446,437
Votes against	4,149,806,529
Abstentions	180,877,128
Broker non-votes	869,037,171

6. The shareholder proposal regarding lobbying activities was not approved based upon the following votes:

Votes for approval	267,720,617
Votes against	4,027,091,452
Abstentions	193,329,820
Broker non-votes	869,037,171

7. The shareholder proposal regarding action by written consent was not approved based upon the following votes:

Votes for approval	1,955,718,015
Votes against	2,483,420,652
Abstentions	48,999,028
Broker non-votes	869,037,171

(c) Not applicable
(d) Not applicable

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: April 28, 2014	By: /s/ Atiba D. Adams Atiba D. Adams
Title: Vice President & Corporate Secretary